Filed Pursuant to Rule 497(e) and Rule 497(k)

Registration No.: 002-83631

VALIC COMPANY I

Growth & Income Fund

(the “Fund”)

Supplement dated February 7, 2020 to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2019, as supplemented and amended to date

At an in-person meeting held on January 28, 2020 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved the termination of J.P. Morgan Investment Management, Inc. (“JPMIM”) as the subadviser to the Fund and approved the appointment of Goldman Sachs Asset Management, L.P. (“GSAM”) as the subadviser to the Fund. The Board also approved a change in the Fund’s name to the “Systematic Core Fund,” along with certain changes to the Fund’s principal investment strategies and techniques. In addition, Fund management has determined to change the Fund’s benchmark index against which the Fund compares its performance. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s subadviser, principal investment strategies and techniques, benchmark index and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about April 27, 2020 (the “Effective Date”).

The Fund currently invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in stocks that will provide current income. The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities. The Fund principally invests in large-cap companies. JPMIM uses a bottom-up, disciplined investment process.

As of the Effective Date, the Systematic Core Fund will seek to achieve higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a proprietary selection process employed by GSAM. GSAM will use a rules-based methodology that emphasizes quantitatively-based stock selection, portfolio construction and efficient implementation. The Fund will seek to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). GSAM will construct the Fund’s portfolio by investing in the securities comprising the Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on GSAM’s process, the Systematic Core Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the Index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the Index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change.

At the Meeting, the Board approved a new Subadvisory Agreement (the “New Subadvisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”), the Fund’s investment adviser, and GSAM with respect to the Systematic Core Fund, which will become effective on the Effective Date. The Board also approved an Advisory Fee Waiver Agreement between VALIC and VALIC Company I, on behalf of the Systematic Core Fund, which will become effective on the Effective Date. Under the Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive its advisory fee through September 30, 2022, so that the fee payable by the Systematic Core Fund to VALIC equals 0.530% of average monthly net assets on the first $500 million and 0.505% on assets over $500 million.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about GSAM, the New Subadvisory Agreement and the Advisory Fee Waiver Agreement.

Once the changes to the Fund’s name, investment strategies and techniques, and benchmark index become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s principal investment strategies and techniques, benchmark index and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.